Exhibit 10.2

January 7, 2021

Pingtan Marine Enterprise Ltd.

18/F, Zhongshan Building A

No. 154 Hudong Road

Fuzhou, PRC 350001

Attn: LiMing Yung, Chief Financial Officer

Dear Mr. Yung:

This letter (the “Agreement”) constitutes the agreement between Spartan Capital Securities, LLC (“Spartan” or the “Placement Agent”) and Pingtan Marine Enterprise Ltd. (the “Company”), that Spartan shall serve as the exclusive placement agent for the Company, on a “reasonable best efforts” basis, in connection with in any offering (each, a “Placement”) of securities of the Company during the Term (as hereinafter defined) of this Agreement. The terms of each Placement and the securities issued in connection therewith shall be mutually agreed upon by the Company and Spartan and nothing herein implies that Spartan would have the power or authority to bind the Company and nothing herein implies that the Company shall have an obligation to issue any securities. The initial proposed Placement of securities is comprised of registered shares (the “Preferred Shares”) of the Company’s Series A Convertible Preferred Shares, par value $0.001 per share, convertible into the Company’s ordinary shares, par value $0.001 per share (the “Ordinary Shares”). The terms of the Placement and the Preferred Shares shall be mutually agreed upon by the Company and the purchasers (each, a “Purchaser” and collectively, the “Purchasers”) and nothing herein constitutes that Spartan would have the power or authority to bind the Company or any Purchaser or an obligation for the Company to issue any Preferred Shares or complete the Placement. This Agreement and the documents executed and delivered by the Company and the Purchasers in connection with the Placement shall be collectively referred to herein as the “Transaction Documents.” The date of the closing of the Placement shall be referred to herein as the “Closing Date.” The Company expressly acknowledges and agrees that Spartan’s obligations hereunder are on a “reasonable best efforts” basis only and that the execution of this Agreement does not constitute a commitment by Spartan to purchase the Preferred Shares and does not ensure the successful placement of the Preferred Shares or any portion thereof or the success of Spartan with respect to securing any other financing on behalf of the Company. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Placement.

SECTION 1. COMPENSATION.

A. Cash and Warrant Coverage. At the Closing of the Placement of the Preferred Shares (the “Closing”) the Company will pay Spartan: (i) a cash fee equal to 6.5% of the gross proceeds received by the Company from the sale of the Preferred Shares; and (ii) a number of warrants to purchase Ordinary Shares equal to the quotient obtained by 7.0% of the gross proceeds paid for the Preferred Shares issued by the Company divided by the closing price of the Ordinary Shares on the date hereof (the “Placement Agent Warrant”). The Placement Agent Warrant shall be exercisable, in whole or in part, commencing on a date which is six months and one day after the Closing and expiring on the five-year anniversary of the Closing at an exercise price per share equal to the closing price of the Ordinary Shares on the date hereof.

B. Expense Allowance. Out of the proceeds of the Closing, the Company also agrees to pay Spartan (a) up to $35,000 reasonable out-of-pocket expenses incurred for which Spartan shall provide the Company with a detailed invoice and (b) up to $50,000 for fees and expenses of legal counsel part of which amount may have been previously paid.

SECTION 2. REGISTRATION STATEMENT.

The Company represents and warrants to, and agrees with, the Placement Agent that:

(A) The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Registration File No. 333-248620) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective on September 15, 2020, for the registration under the Securities Act of the Preferred Shares. At the time of such filing and as of the filing of the Company’s Form 10-K for the year ended December 31, 2019, the Company met the requirements of Form S-3 under the Securities Act. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Preferred Shares and the plan of distribution thereof and has advised the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission. For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and the “Time of Sale Prospectus” means the Base Prospectus, or the preliminary prospectus, if any, together with the free writing prospectuses, if any, used in connection with the Preferred Shares sold as part of the Placement, including any documents incorporated by reference therein.

(B) The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus, the Time of Sale Prospectus, if any, or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus, the Time of Sale Prospectus, if any, or the Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

(C) The Company is eligible to use free writing prospectuses in connection with the Preferred Shares sold as part of the Placement pursuant to Rules 164 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable Rules and Regulations. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. The Company will not, without the prior consent of the Placement Agent, prepare, use or refer to, any free writing prospectus.

(D) The Company has delivered, or will as promptly as practicable deliver, to the Placement Agent complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Placement Agent reasonably requests. The Placement Agent acknowledges that all such materials as exist on the date of this Agreement are available on EDGAR. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Preferred Shares pursuant to the Placement other than the Base Prospectus, the Time of Sale Prospectus, if any, the Prospectus Supplement, the Registration Statement, copies of the Incorporated Documents and any other materials permitted by the Securities Act.

(E) The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Prospectus Supplement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and under the Prospectus Supplement have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Company’s Board of Directors (the “Board of Directors”) or the Company’s shareholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(F) The execution, delivery and performance by the Company of this Agreement and the Prospectus Supplement, the issuance and sale of the Preferred Shares and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or memorandum and articles of association, bylaws or other organizational or charter documents , or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals (as defined in the Securities Purchase Agreement (defined below)), conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect (as defined in the Securities Purchase Agreement).

SECTION 3. REPRESENTATIONS AND WARRANTIES INCORPORATED BY REFERENCE. Each of the representations and warranties (together with any related disclosure schedules thereto) made to the Purchasers in that certain Securities Purchase Agreement dated as of January 7, 2021, between the Company and each Purchaser (the “Securities Purchase Agreement”), is hereby incorporated herein by reference (as though fully restated herein) and is hereby made to, and in favor of, Spartan.

SECTION 4. REPRESENTATIONS OF SPARTAN. Spartan represents and warrants that it (i) is a member in good standing of FINRA, (ii) is registered as a broker/dealer under the Exchange Act, (iii) is licensed as a broker/dealer under the laws of the States applicable to the offers and sales of the Preferred Shares by Spartan, (iv) is and will be a corporate entity validly existing under the laws of its place of incorporation, and (v) has full power and authority to enter into and perform its obligations under this Agreement. Spartan will immediately notify the Company in writing of any change in its status as such. Spartan covenants that it will use its “reasonable best efforts” to conduct the Placement hereunder in compliance with the provisions of this Agreement and the requirements of applicable law. Except as required by law or as contemplated by this Agreement, Spartan will keep confidential all material nonpublic information, including information regarding the Placement contemplated hereunder, provided to it by the Company or its affiliates or advisors and use such information only for the purposes contemplated herein.

SECTION 5. INDEMNIFICATION. The Company agrees to the indemnification and other agreements set forth in the Indemnification Provisions (the “Indemnification”) attached hereto as Addendum A, the provisions of which are incorporated herein by reference and shall survive the termination or expiration of this Agreement.

SECTION 6. ENGAGEMENT TERM. Spartan’s engagement hereunder will end the earlier of (i) ninety (90) days following the date hereof and (ii) the completion of the Placement (the “Term”). The engagement may be terminated by either the Company or Spartan at any time upon 30 days’ written notice. The Company and Spartan specifically agree that termination of Spartan’s engagement with respect to the Placement will not affect the parties’ obligations to each other with respect to any other agreements entered into by the parties since January 1, 2020. Notwithstanding anything to the contrary contained herein, the provisions concerning the Company’s obligation to pay any fees actually earned and to reimburse expenses actually incurred and reimbursable pursuant to Section 1 hereof and which are permitted to be reimbursed under FINRA Rule 5110(f)(2)(D), and the confidentiality, indemnification, contribution provisions contained herein and the Company’s obligations contained in the Indemnification Provisions will survive any expiration or termination of this Agreement. Spartan agrees not to disclose or use any confidential information concerning the Company provided to it by the Company for any purposes other than those contemplated under this Agreement or any other agreements entered into by Spartan and the Company since January 1, 2020.

SECTION 7. SPARTAN INFORMATION. The Company agrees that any information or advice rendered by Spartan in connection with this engagement is for the confidential use of the Company only in their evaluation of the Placement and, except as otherwise required by law, the Company will not disclose or otherwise refer to the advice or information in any manner without Spartan’s prior written consent.

SECTION 8. NO FIDUCIARY RELATIONSHIP. This Agreement does not create, and shall not be construed as creating rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the Indemnification Provisions hereof. The Company acknowledges and agrees that Spartan is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person by virtue of this Agreement or the retention of Spartan hereunder, all of which are hereby expressly waived.

SECTION 9. CLOSING. The Closing shall occur as provided in the Securities Purchase Agreement. Subject to the terms and conditions hereof, at each Closing payment of the purchase price for the Preferred Shares sold on such Closing Date shall be made by Federal Funds wire transfer, against delivery of such Preferred Shares, and such Preferred Shares shall be registered in such name or names and shall be in such denominations, as provided for in the Securities Purchase Agreement or otherwise as the Placement Agent may request at least one business day before the Closing. The obligations of the Placement Agent, and the closing of the sale of the Preferred Shares hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company and its Subsidiaries contained herein, to the accuracy of the statements of the Company and its Subsidiaries made in any certificates pursuant to the provisions hereof, to the performance by the Company and its Subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

(A) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or, to the knowledge of the Company, threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Placement Agent.

(B) The Placement Agent shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement, the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(C) All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Preferred Shares, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(D) The Placement Agent shall have received from outside counsel to the Company such counsel’s written opinion, addressed to the Placement Agent and the Purchasers dated as of the Closing Date, in form and substance reasonably satisfactory to the Placement Agent.

(E) (i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited or unaudited financial statements included or incorporated by reference in the Base Prospectus, any loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus of Prospectus Supplement and (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its Subsidiaries, otherwise than as set forth in or contemplated by the Base Prospectus or the Prospectus Supplement, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Preferred Shares on the terms and in the manner contemplated by the Base Prospectus, the Time of Sale Prospectus, if any, and the Prospectus Supplement.

(F) The Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed on The Nasdaq Capital Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Ordinary Shares under the Exchange Act or delisting the Ordinary Shares from Nasdaq, nor has the Company received any notification that the Commission or The Nasdaq Capital Market is contemplating terminating such registration or listing.

(G) From the date hereof to the Closing Date, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or The Nasdaq Capital Market shall have been suspended, or minimum or maximum prices or maximum ranges for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities in which it is not currently engaged, the subject of an act of terrorism, there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred any other calamity or crisis or any change in general economic, political or financial conditions in the United States or elsewhere, if the effect of any such event in clause (iii) or (iv) makes it, in the reasonable judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Preferred Shares on the terms and in the manner contemplated by the Base Prospectus and the Prospectus Supplement.

(H) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Preferred Shares or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Preferred Shares or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

(I) The Company shall have prepared and filed with the Commission a Current Report on Form 8-K with respect to the Placement, including as an exhibit thereto this Agreement.

(J) The Company shall have entered into purchase agreements with each of the Purchasers and such agreements shall be in full force and effect and shall contain representations, warranties and covenants of the Company as agreed between the Company and the Purchasers.

(K) FINRA shall have raised no objection to the fairness and reasonableness of the terms and arrangements of the placement terms and arrangements. In addition, the Company shall, if requested by the Placement Agent, make or authorize Placement Agent’s counsel to make on the Company’s behalf, an Issuer Filing with FINRA pursuant to FINRA Rule 5110 with respect to the Registration Statement and pay all filing fees required in connection therewith.

(L) Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, certificates and documents as the Placement Agent may reasonably request, including a certificate of the Chief Financial Officer with respect to certain financial information set forth in the Company’s public reports.

(M) Prior to the Closing Date, the Company shall have furnished to the Placement Agent a certificate, dated the Closing Date, of its Chief Executive Officer and its Chief Financial Officer stating that (i) such officers have carefully examined the Registration Statement, the Base Prospectus and the Prospectus Supplement and, in their opinion, the Registration Statement, as of its effective date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Registration Statement, the Base Prospectus or the Prospectus Supplement, as of the time of execution of this Agreement through the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading, (ii) since the filing of the most recent Form 10-Q, no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement, the Base Prospectus or the Prospectus Supplement, and (iii) to their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct, and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

(N) As of the Closing Date, the Placement Agent shall have received a certificate of the Company signed by an officer of the Company, dated the Closing Date, certifying: (i) that each of the Company’s memorandum and articles of association is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Placement are in full force and effect and have not been modified; and (iii) the good standing of the Company and its subsidiaries. The documents referred to in such certificate shall be attached to such certificate.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

SECTION 10. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely in such State. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. Any right to trial by jury with respect to any dispute arising under this Agreement or any transaction or conduct in connection herewith is waived. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address shall be deemed in every respect effective service process upon the Placement Agent, in any such suit, action or proceeding. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

SECTION 11. ENTIRE AGREEMENT/MISC. This Agreement (including the attached Indemnification Provisions) embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision of this Agreement, which will remain in full force and effect. This Agreement may not be amended or otherwise modified or waived except by an instrument in writing signed by both Spartan and the Company. The representations, warranties, agreements and covenants contained herein shall survive the closing of the Placement and delivery and/or conversion of the Preferred Shares, as applicable. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or a .pdf format file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof. The Company agrees that the Placement Agent may rely upon, and is a third party beneficiary of, the representations and warranties, and applicable covenants set forth in the Securities Purchase Agreement.

SECTION 12. CONFIDENTIALITY. The Placement Agent (i) will keep the Confidential Information (as such term is defined below) confidential and will not (except as required by applicable law or stock exchange requirement, regulation or legal process), without the Company’s prior written consent, disclose to any person any Confidential Information, and (ii) will not use any Confidential Information other than in connection with its evaluation of the Placement of the Preferred Shares. The Placement Agent further agrees to disclose the Confidential Information only to its Representatives who need to know the Confidential Information for the purpose of evaluating the Transaction, and who are informed by the Placement Agent of the confidential nature of the Confidential Information. The term “Confidential Information” shall mean, all confidential, proprietary and non-public information (whether written, oral or electronic communications) furnished by the Company to the Placement Agent or its Representatives in connection with the Placement Agent’s evaluation of the Transaction, which information is (a) clearly marked as “confidential” or with a similar designation, or (b) if disclosed orally or otherwise than in writing, is identified as confidential and/or proprietary at the time of disclosure by the Company. Information communicated orally or otherwise than in writing, shall only be considered Confidential Information if such information is designated as being confidential at the time of disclosure (or promptly thereafter) and is reduced in writing and identified to the Placement Agent as being Confidential Information immediately after the initial disclosure. The term “Confidential Information” will not, however, include information that (i) is or becomes publicly available other than as a result of a disclosure by the Placement Agent or its Representatives in violation of this Agreement or (ii) is known to the Placement Agent or any of its Representatives prior to disclosure by the Company or any of its Representatives. The term “Representatives” shall mean a party’s directors, board committees, officers, employees, financial advisors, attorneys and accountants. This provision shall be in full force and effect for two years.

SECTION 13. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages hereto.

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Please confirm that the foregoing correctly sets forth our agreement by signing and returning to Spartan the enclosed copy of this Agreement.

Very truly yours,

SPARTAN CAPITAL SECURITIES, LLC

By:	/s/ Jason Diamond
Name:	Jason Diamond
Title:	Head of Investment Banking

Addresses for notice:
Spartan Capital Securities, LLC
789 N. Water Street, Suite 400
Milwaukee, WI 53202
Attention: Jason Diamond Email: jdiamond@spartancapital.com

Spartan Capital Securities, LLC
45 Broadway
New York, NY 10006
Attn: Kim Monchik
kmonchik@spartancapital.com

with a copy that shall not constitute notice to:
Lucosky Brookman LLP
101 Wood Avenue South
Iselin, NJ 08830

Accepted and Agreed to as of the date first written above:

Pingtan Marine Enterprise Ltd.

By:	/s/ LiMing Yung
Name:	LiMing Yung
Title:	Chief Financial Officer

Address for notice:

Pingtan Marine Enterprise Ltd.

18/F, Zhongshan Building A

No. 154 Hudong Road

Fuzhou, PRC 350001

Attn: LiMing Yung, Chief Financial Officer

ADDENDUM A

INDEMNIFICATION PROVISIONS

In connection with the engagement of Spartan Capital Securities, LLC (“Spartan”) by Pingtan Marine Enterprise Ltd. (the “Company”) pursuant to a letter agreement dated January 7, 2021, between the Company and Spartan, as it may be amended from time to time in writing (the “Agreement”), the Company hereby agrees as follows:

1.	The Company hereby agrees to indemnify and hold Spartan, its officers, directors, principals, employees, affiliates, and stockholders, and their successors and assigns, harmless from and against any and all loss, claim, damage, liability, deficiencies, actions, suits, proceedings, costs and legal expenses or expense whatsoever (including, but not limited to, reasonable legal fees and other expenses and reasonable disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever, or in appearing or preparing for appearance as witness in any proceeding, including any pretrial proceeding such as a deposition) (collectively the “Losses”) arising out of, based upon, or in any way related or attributed to, (i) any breach of a representation, warranty or covenant by the Company contained in this Agreement; (ii) the Registration Statement, the Base Prospectus, or the Prospectus Supplement (as from time to time each may be amended and supplemented); (iii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Placement, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (iv) any activities or services performed hereunder by Spartan, unless it is finally judicially determined in a court of competent jurisdiction that such Losses were the primary and direct result of the intentional misconduct or gross negligence of Spartan in performing the services hereunder or information provided by Spartan expressly for inclusion in the Prospectus Supplement.

2.	If Spartan receives written notice of the commencement of any legal action, suit or proceeding with respect to which the Company is or may be obligated to provide indemnification pursuant to Section 1 above, Spartan shall, within twenty (20) days of the receipt of such written notice, give the Company written notice thereof (a “Claim Notice”). Failure to give such Claim Notice within such twenty (20) day period shall not constitute a waiver by Spartan of its right to indemnity hereunder with respect to such action, suit or proceeding; provided, however, the indemnification hereunder may be limited by any such failure to provide a Claim Notice to the Company that materially prejudices the Company. Upon receipt by the Company of a Claim Notice from Spartan with respect to any claim for indemnification that is based upon a claim made by a third party (“Third Party Claim”), the Company may assume the defense of the Third Party Claim with counsel reasonably satisfactory to Spartan, as described below. Spartan shall cooperate in the defense of the Third Party Claim and shall furnish such records, information and testimony and attend all such conferences, discovery proceedings, hearings, trial and appeals as may be reasonably required in connection therewith. Spartan shall have the right to employ its own counsel in any such action which shall be at the Company’s expense if (i) the Company and Spartan shall have mutually agreed in writing to the retention of such counsel, (ii) the Company shall have failed in a timely manner to assume the defense and employ counsel or experts reasonably satisfactory to Spartan in such litigation or proceeding or (iii) the named parties to any such litigation or proceeding (including any impleaded parties) include the Company and Spartan and representation of the Company and Spartan by the same counsel or experts would, in the reasonable opinion of Spartan, be inappropriate due to actual or potential differing interests between the Company and Spartan. The Company shall not satisfy or settle any Third Party Claim for which indemnification has been sought and is available hereunder, without the prior written consent of Spartan, which consent shall not be delayed and which shall not be required if Spartan is granted an unconditional release in connection therewith in such form as reasonably acceptable to Spartan, and if such release does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of Spartan, or its officers, directors, principals, employees, affiliates, and stockholders. The indemnification provisions hereunder shall survive the termination or expiration of this Agreement.

3.	The Company further agrees, upon demand by Spartan, to promptly advance and/or reimburse Spartan for, or pay, any loss, claim, damage, liability or expense as to which Spartan has been indemnified herein with such reimbursement to be made currently as any loss, damage, liability or expense is incurred by Spartan. Notwithstanding the provisions of the aforementioned indemnification, any such advancement, reimbursement or payment by the Company of fees, expenses, or disbursements incurred by Spartan shall be repaid by Spartan in the event of any proceeding in which a final judgment (after all appeals or the expiration of time to appeal) is entered in a court of competent jurisdiction against Spartan based solely upon its gross negligence or intentional misconduct in the performance of its duties hereunder or the information provided by Spartan expressly for inclusion in the Prospectus Supplement, and provided further, that the Company shall not be required to make reimbursement or payment for any settlement effected without the Company’s prior written consent (which consent shall not be unreasonably withheld or delayed).

4.	If for any reason the foregoing indemnification is unavailable or is insufficient to hold such indemnified party harmless, the Company agrees to contribute the amount paid or payable by such indemnified party in such proportion as to reflect not only the relative benefits received by the Company, as the case may be, on the one hand, and Spartan, on the other hand, but also the relative fault of the Company and Spartan as well as any relevant equitable considerations. In no event shall Spartan contribute in excess of the fees actually received by it pursuant to the terms of this Agreement.

5.	For purposes of this Agreement, each officer, director, stockholder, and employee or affiliate of Spartan and each person, if any, who controls Spartan (or any affiliate) within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, shall have the same rights as Spartan with respect to matters of indemnification by the Company hereunder.

SPARTAN CAPITAL SECURITIES, LLC

By:	/s/ Jason Diamond
Name:	Jason Diamond
Title:	Head of Investment Banking

Accepted and Agreed to as of the date first written above:

Pingtan Marine Enterprise Ltd.

By:	/s/ LiMing Yung
Name:	LiMing Yung
Title:	Chief Financial Officer

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